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                                                                   EXHIBIT 10.30

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    AMENDMENT

      This Amendment is made and entered into as of the 30th day of November, 1999 and amends the Common Stock and Warrant Purchase Agreement executed by the Parties on October 19, 1998 and the three (3) Common Stock Purchase Warrants set forth as Exhibits A, B, and C, issued to General Instrument Corporation ("GI") by Spyglass, Inc. ("Spyglass") (collectively, the "Agreement"). GI and Spyglass are sometimes referred to herein individually as a "Party" and collectively as "Parties."

                                    RECITALS

The Parties entered into that certain Operating Agreement dated October 19, 1998 (the "Operating Agreement");

Thereafter the Parties entered into that certain Digital Software Integration Center Sourcing Agreement dated November 1, 1998 (the "DSIC Agreement").

Contemporaneously with the execution of the Operating Agreement, Spyglass issued to GI three warrants issued October 19, 1998, allowing GI to purchase ***, ***, and *** shares of Spyglass common stock for ***, ***, and *** respectively, upon the occurrence of certain events as set forth therein (collectively the "Warrants").

Subsequently, the Parties determined that the reference to the DSIC Agreement contained in Exhibits A, B, and C of the Agreement, the Warrants included a reference to an incorrect date.

The Parties hereby desire to amend the Warrants as follows to correct this erroneous date.

      FOR AND IN CONSIDERATION OF the mutual benefits accruing and expected to accrue hereunder, the Parties hereby amend said Warrants as follows:

In line 6 of subsection 1(b) of each Exhibit A, B, and C, replace "October 19, 1998" with "November 1, 1998".

In order to avoid any potential future confusion, the Parties acknowledge and agree that the references in each of the Warrants to the underlying apply to the DSIC Agreement and the Parties agree to waive any and all future claims or arguments to the contrary.

      All other terms and conditions in the Agreement and each of the Warrants, to the extent unchanged by this Amendment, shall remain in full force and effect.

      IN WITNESS WHEREOF the Parties have caused this Amendment to be executed by their duly authorized representatives.

GENERAL INSTRUMENT CORPORATION              SPYGLASS, INC.

By:  /s/ Richard Smith                      By:  /s/  Marty Leamy
Title: Executive Vice President             Title: President and C.O.O.
Date: 11/30/99                              Date:  11/30/99